Exhibit 99.1

Mesa Air Group enters into an Amendment to its Loan Agreement with the United States Treasury and Provides Update to its Pending Merger with Republic Airways

October 31, 2025

US Treasury Loan Update

PHOENIX, October 31, 2025 – Mesa Air Group, Inc. (NASDAQ: MESA) (“Mesa” or the “Company”) today announced that it has entered into an Amendment (the “Amendment”) to its Loan and Guarantee Agreement, dated as of October 30, 2020 (as theretofore amended, the “Loan Agreement”), among the Company, Mesa Airlines, the Guarantors party thereto from time to time, Jefferies Capital Services, LLC (as successor in interest to the United States Department of the Treasury) (the “Lender” or “Jefferies”), and The Bank of New York Mellon as Administrative Agent and Collateral Agent (the “Agents”) (collectively, the “Parties”). Under the terms of the Amendment, Jefferies agreed to:

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extend the Maturity Date of the Loan Agreement from October 30, 2025 to November 28, 2025, subject to the Company’s further right to extend the Maturity Date by 30 days by providing notice to the Administrative Agent by no later than November 27, 2025;

•	reduce the interest rate under the Loan Agreement to zero percent (0%) for a period of 90 days from the date of the Amendment;

•	waive certain restrictions in the Loan Agreement and the collateral coverage ratio and minimum liquidity tests through the Maturity Date; and

•	subject to the payment in full of the obligations under the Loan Agreement on the Maturity Date, reduce the principal amount of the obligations under the Loan Agreement by $12.3 million.

In connection with the Amendment, Mesa Airlines deposited cash in a collateral account controlled by Jefferies LLC and agreed to pledge an aircraft engine, each as collateral for the obligations under the Loan Agreement.

Merger Update

On April 7, 2025, Republic Airways Holdings Inc. (“Republic”) and the Company announced that they had entered into a definitive agreement to merge (the “Merger” and the “Merger Agreement”) and create a leading publicly-traded regional airline company in an all-stock transaction. Upon the closing, the combined company will be renamed Republic Airways Holdings Inc. and is expected to remain NASDAQ-listed under the new ticker symbol “RJET.” Set forth below are additional updates to the Merger and certain Merger highlights, as well as information previously set forth in the Company’s earnings release dated August 13, 2025.

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The Company’s previously filed registration statement was declared effective by the SEC on September 30, 2025, and a definitive proxy statement/prospectus was filed with the SEC on October 2, 2025 and mailed to Mesa stockholders on or about October 3, 2025 (the “Proxy Statement/Prospectus”).

•	Mesa’s special meeting of stockholders will be held on November 17, 2025, at 9:00 a.m. Mountain Standard Time, to vote on the proposals set forth in the Proxy Statement/Prospectus.

•	The closing of the Merger is tentatively scheduled for November 19, 2025, subject to the terms and conditions of the Merger Agreement.

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Given the strong performance by Republic during the first half of calendar year 2025, we now estimate that the combined company would have twelve-month run-rate annual revenue in the range of approximately $1.8 billion to $2.0 billion.

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Additionally, for the first six months of calendar year 2025, Republic generated approximately $169 million in adjusted EBITDA, and Mesa generated $14 million in adjusted EBITDA over the same six-month period, for a total of $183 million (see reconciliation to the nearest GAAP measure at the end of this Press Release). Our expectation is that we will continue to see strong combined financial performance in the second half of the calendar year.

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Further, we anticipate the pro forma cash and debt balances of the combined company post-Merger closing to be in excess of $300 million and approximately $1.1 billion, respectively, with Mesa contributing no debt to the combined business.

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Post-Merger closing, the 60 E-175 aircraft we operate today will be supported by a new and enhanced approximately 10-year capacity purchase agreement with United Airlines. Said Jonathan Ornstein, Chief Executive Officer of Mesa, “We are pleased Mesa would support day-one benefits for the combined company, and we continue to work closely with the Republic executive team to position our airline for a successful Merger closing and integration with Republic.”

Net Debt Amount

As described in detail in the Proxy Statement/Prospectus, the Pre-Merger Mesa Shareholders will own between 6% and 12% of the combined company, depending on the allocation of the Escrow Shares and the determination of the Net Debt Amount. The Escrow Shares will first be used to compensate United Airlines for its extinguishment of any Net Debt Amount existing as of the closing of the Merger. The value of the Escrow Shares will be based on the combined company’s 20-trading day average share price ending 60 calendar days after the closing of the Merger. Any Escrow Shares remaining after distributions, if any, to United Airlines and the combined company based on the determination of the Net Debt Amount will be allocated to the Pre-Merger Mesa Shareholders. Accordingly, the value of the shares of the combined company following the closing will directly impact the allocation of the Escrow Shares and the amount of the Escrow Shares, if any, available for distribution to the Pre-Merger Mesa Shareholders. Additional detailed information regarding the Escrow Shares and their disposition is set forth in the Proxy Statement/Prospectus, including specific examples of various Net Debt Amount scenarios relative to the then existing per share price of the combined company’s common stock.

NOL

As set forth in the Proxy Statement/Prospectus, as of June 30, 2025, Mesa had aggregate federal and state net operating losses (“NOLs”) of approximately $277.6 million and $150.6 million, which expire in fiscal years 2030-2038 and 2024-2043, respectively. As the Company focuses on its special meeting of stockholders to be held on November 17, 2025, and the closing of the Merger on or about November 19, 2025, it continues to focus on maximizing stockholder value. [In this regard, at the closing of the Merger the Company will be credited with the value of the NOL as of such date toward the Net Debt Amount calculation, which value is determined based on several factors including:

•	Pre-2018 NOL carryovers available

•	Post-2018 80% NOL carryovers available

•	Section 163(j) carryover

•	Federal tax rate

•	Market capitalization as of the Closing of the Merger based on the total outstanding shares and the price per share on the closing

•	Applicable Federal Rate % limitation

•	Net Present Value at a discount rate

The share price of Mesa common stock as of the closing of the Merger will have a significant impact on the value the Company will receive for the NOL (and applied to the Net Debt Amount calculation). Set forth below is the value of the NOL based on the assumed price per share of Mesa’s common stock as of the closing of the Merger:

•	$1.40 – $5.8 million

•	$2.00 – $8.4 million

•	$2.50 – $10.4 million

About Mesa Air Group, Inc.

Headquartered in Phoenix, Arizona, Mesa Air Group, Inc. is the holding company of Mesa Airlines, a regional air carrier providing scheduled passenger service to 79 cities in 31 states, Cuba and Mexico. As of September 30, 2025, Mesa operated a fleet of 60 Embraer 175 regional aircraft, with approximately 254 daily departures. The Company had approximately 1,645 employees. Mesa operates all its flights as United Express pursuant to the terms of a capacity purchase agreement entered into with United.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and does not constitute, or form a part of, a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

This press release relates to the proposed merger involving Mesa and Republic Airways. In connection with the proposed Merger of Republic Airways with and into Mesa, Mesa has filed with the Securities and Exchange Commission (“SEC”)a Form S-4/S-1 Registration Statement, which has been declared effective by the SEC and includes a proxy statement on Schedule 14A and prospectus (the “proxy statement/prospectus”). Promptly after filing the proxy statement/prospectus with the SEC on October 2, 2025, Mesa commenced mailing of the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF MESA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MESA FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus and any other documents filed by Mesa with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Mesa’s website at https://investor.mesa-air.com/.

Participants in the Solicitation

Mesa and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Mesa’s stockholders with respect to the Merger. Information about Mesa’s directors and executive officers and their ownership of Mesa’s securities is set forth in Mesa’s Form 10-K/A, filed with the SEC on July 11, 2025, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Forward-Looking Statements

This press release may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the effects of the restatement of Mesa’s past financial statements and the filing of Mesa’s amended periodic reports. Words such as “future,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “may,” “might,” “predict,” “will,” “would,” “should,” “could,” “can,” “may,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements.

The forward-looking statements contained in this press release reflect Mesa’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of Mesa, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transaction; risks that the proposed transaction disrupts Mesa’s current plans and operations or diverts the attention of Mesa’s management or employees from ongoing business operations; the risk of potential difficulties with Mesa’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the risk that the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that Mesa’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of Mesa Common Stock; and Mesa’s compliance with Nasdaq listing requirements.

While forward-looking statements reflect Mesa’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. Mesa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Mesa’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Mesa’s Annual Report onForm 10-K for the year ended September 30, 2024, filed with the SEC on May 14, 2025, as amended by Form 10-K/A filed with the SEC on July 11, 2025, as updated by Mesa’s subsequent periodic reports filed with the SEC.

MESA AIR GROUP, INC.

Reconciliation of non-GAAP measure

Although Mesa’s financial statements are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”), certain non-GAAP financial measures may provide investors with useful information regarding the underlying business trends and performance of Mesa’s ongoing operations and may be useful for period-over-period comparisons of such operations. The table below reflects supplemental financial data and reconciliations to GAAP financial statements for the six months ended June 30, 2025. The table below gives effect to the change in Mesa’s fiscal year end from September 30 to December 31, which became effective on September 29, 2025 for the period beginning January 1, 2025. Readers should consider these non-GAAP measures in addition to, not a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures exclude some, but not all items that may affect Mesa’s net income or loss. Additionally, these calculations may not be comparable with similarly titled measures of other companies.

Adjusted EBITDA and Adjusted EBITDAR

Six Months Ended June 30, 2025 (in thousands)
Reconciliation:
Net loss	(37,775)
Income tax (benefit)/expense	(4,101)

Loss before taxes	(41,876)
Gain on investments	—
Unrealized loss on investments, net	11
Adjustments(1)(2)(3)(4)(5)(6)(7)	38,363

Adjusted loss before taxes	(3,502)
Interest expense	8,590
Interest income	(98)
Depreciation and amortization	9,332

Adjusted EBITDA	$14,322

(1)	$1.6 million in miscellaneous costs associated with the sale of assets during the six months ended June 30, 2025.
(2)	$7.7 million net loss on the sale of assets during the six months ended June 30, 2025.
(3)	$1.3 million loss on deferred financing costs related to the retirement of debts during the six months ended June 30, 2025.
(4)	$5.3 million in third party costs associated with significant, non-recurring transactions during the six months ended June 30, 2025.
(5)	$46.1 million impairment loss related to held for sale assets during the six months ended June 30, 2025.
(6)	$25.1 million gain on the write off of warrant liabilities during the six months ended June 30, 2025.
(7)	$1.5 million of write offs of uncollectible loans during the six months ended June 30, 2025.

REPUBLIC AIRWAYS HOLDINGS INC.

Reconciliation of non-GAAP financial measure

Adjusted EBITDA is a financial performance measure that is not calculated in accordance with GAAP. This non-GAAP financial measure should not be viewed as a substitute for GAAP financial measures and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

Six Months Ended
(in millions)	June 30, 2025
Net income	64.5
Plus:
Interest expense	29.1
Investment loss and other, net	(9.1)
Income tax expense	22.8
Depreciation and amortization	61.5
Adjusted EBITDA	168.8

Source: Republic Airways Holdings Inc.

Contact:

Mesa Air Group, Inc.

Media

media@mesa-air.com

Investor Relations

investor.relations@mesa-air.com